UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2006
ASSURANCEAMERICA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-06334	87-0281240

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

RiverEdge One, Suite 600 5500 Interstate North Parkway
Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)
(770) 925-0200 x 259

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED MARCH 13, 2006

Item 2.02	Results of Operations and Financial Condition
     ASSURANCEAMERICA CORPORATION announced its unaudited financial results for January 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated March 13 2006, issued by Registrant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 16, 2006	ASSURANCEAMERICA CORPORATION

	By:	/s/ Mark H. Hain
Mark H. Hain, Senior Vice President and General Counsel